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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date Of Report (Date Of Earliest Event Reported):  NOVEMBER 16, 1999

                                 HomeBase, Inc.

             (Exact Name Of Registrant As Specified In Its Charter)


         DELAWARE                            1-10259                       33-0109661
(State Or Other Jurisdiction Of       (Commission File Number)    (IRS Employer Identification No.)
    Incorporation)

     Support Center Offices
       3345 Michelson Drive                                   92612
        Irvine, California
(Address Of Principal Executive Offices)                     (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (949) 442-5000

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ITEM 5.  OTHER EVENTS.

     On November 16, 1999, HomeBase, Inc. ("HomeBase") issued a press release in the form attached hereto as Exhibit 99.1. The press release reports HomeBase's announcement of its financial results for the third quarter ended October 30, 1999, of an underwritten commitment it has obtained for a new senior secured five-year, $250 million revolving line of credit, of a $20 million stock and note repurchase program and of the creation of a preliminary new merchandising concept.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c.  Exhibits

   99.1  November 16, 1999 Press Release of HomeBase.

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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HomeBase, Inc.


                              BY: /s/ John L. Price
Date: November 18, 1999           --------------------------------------
                                    John L. Price
                                    Vice President, General Counsel
                                    and Secretary

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